SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2003

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street Alviso, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 262-6599

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1    Press Release, dated October 28, 2003.

Item 12.  Results of Operations and Financial Condition

On October 28, 2003, Genesis Microchip Inc. issued a press release announcing financial results for its fiscal second quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished to the Commission as required by that instruction.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: October 28, 2003	By:	/S/ ERIC ERDMAN
	Name:	Eric Erdman
	Title:	Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated October 28, 2003.